Exhibit 99.2

 INVESTOR EVENT  4  G2E Conference  October 7, 2024

 FORWARD-LOOKING STATEMENTS  4  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” “looking ahead,” “vision,” “outlook,” “guidance,” “upside” or “anticipates” or the negative or other variations of these or similar words, as applicable, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding: the Company’s expectations of future results of operations and financial condition, including future revenue and Adjusted EBITDAR and EBITDA and other financial guidance; the assumptions provided regarding the guidance, including the scale and timing of the Company’s product and technology investments; the Company’s expectations regarding results and customer growth, retention and spend; the impact of competition, in retail/mobile/online sportsbooks, iCasino, social gaming, and retail operations; the Company’s development and launch of its Interactive segment’s products in new jurisdictions and enhancements to existing Interactive segment products, including products and content for ESPN BET and theScore Bet, and the anticipated benefits thereof; the benefits of the Sportsbook Agreement between the Company and ESPN; the Company’s expectations regarding its Sportsbook Agreement with ESPN and the future success of ESPN BET; the Company’s expectations with respect to the integration and synergies related to the Company’s integration of theScore and the continued growth and monetization of the Company’s media business; the Company’s expectations that its portfolio of assets provides a benefit of geographically-diversified cash flows from operations; the Company’s plan to expand gaming operations through the implementation and execution of a disciplined capital expenditure program at our existing properties, the pursuit of strategic acquisitions and investments, and the development of new gaming properties, including the development projects; improvements, expansions, or relocations of our existing properties; entrance into new jurisdictions; expansion of gaming in existing jurisdictions; strategic investments and acquisitions; cross-sell opportunities between our retail gaming, online sports betting, and iCasino businesses; our ability to obtain financing for our development projects on attractive terms; the timing, cost and expected impact of planned capital expenditures on the Company’s results of operations; and the actions of regulatory, legislative, executive, or judicial decisions at the federal, state, provincial, or local level with regard to our business and the impact of any such actions.  Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, the Company cautions that forward looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include: the effects of economic and market conditions in the markets in which the Company operates or otherwise, including the impact of global supply chain disruptions, price inflation, rising interest rates, slowing economic growth, and geopolitical uncertainty; competition with other entertainment, sports content, and gaming experiences; the timing, cost and expected impact of product and technology investments; risks relating to operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions; our ability to achieve the anticipated financial returns from the Sportsbook Agreement with ESPN, including due to fees, costs, taxes or circumstances beyond the Company’s or ESPN’s control; the timing, cost and expected impact of product and technology investments; the ability of the Company or ESPN to retain and hire key personnel; our ability to successfully acquire and integrate new properties and operations; our ability to maintain our gaming licenses and concessions and comply with applicable gaming law, current laws, rules or other industry standards, and additional risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the U.S. Securities and Exchange Commission. The Company does not intend to update publicly any forward-looking statements except as required by law. Considering these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur.  This presentation may contain trademarks, service marks, trade names and copyrights of other companies or entities, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.  The third quarter 2024 estimates and guidance provided in this presentation are estimates based on information available to management as of the date of this presentation, are subject to change and are not a guarantee of future performance. The Company’s financial closing procedures for the third quarter 2024 are not yet complete. It is possible that the final results for the third quarter may vary from these preliminary estimates upon completion of closing procedures and finalization of the unaudited interim consolidated financial statements. As the Company completes its quarter-end financial close process and finalizes its financial statements for the quarter, it is possible that the Company may identify items that require it to make adjustments to the preliminary financial information set forth in this presentation, and that such changes could be material. The Company does not intend to update such financial information prior to the release of its full third quarter 2024 financial results, which is currently scheduled for November 7, 2024.

 AGENDA  Company Strategy  Jay Snowden, CEO  Retail & Omni-Channel  Todd George, EVP of Operations  Interactive  Aaron LaBerge, CTO  Jason Birney, Head of Interactive Operations  Financials  Felicia Hendrix, CFO  Closing Remarks  Jay Snowden, CEO  4

 SENIOR LEADERSHIP TEAM  Jay Snowden  Chief Executive Officer  Todd George  EVP, Operations  Felicia Hendrix  EVP, Chief Financial Officer  Aaron LaBerge  EVP, Chief Technology Officer  Chris Rogers  EVP, Chief Strategy & Legal Officer  Wendy Hamilton  SVP, Chief Human Resources Officer  Eric Schippers  SVP, Public Affairs  4

 5  STRONG, DIVERSIFIED GAMING BUSINESS  Retail  43 Properties (20 States) 4 New Growth Projects  Interactive  OSB (20 Jurisdictions)  iCasino (5 Jurisdictions)  $5.7b  Retail  $6.4b  FY23 Revenue  NY Launch  Sept 27th, 2024  (1) Interactive revenue includes a tax gross-up of $390.4 million.  $0.7b  Interactive (1)

 LEADING BRANDS, ASSETS AND REACH  PENN Play Loyalty Members  31M  TOTAL  3.9M  DIGITAL  6

 Provide a home for the everyday sports fan and mass-market bettor  Create the leading media & betting ecosystem experience with ESPN  Develop a best-in-class product to improve monetization  Cross-sell our growing database  to iCasino and our retail properties  OUR VISION FOR ESPN BET  6

 RECENT PROGRESS REINFORCES OUR VISION  Higher Parlay Mix  Higher Net Revenue  Higher Gross Margin  Lower Promo Expense  Higher Hold  Over-Indexing with Mass-Market  Higher Parlay Mix & Hold More Predictable Revenue  Higher Conversion of Handle to NGR Better Unit Economics  Improved ESPN BET Product Offering  Benefits of Improved Product  6

 9  +403%  NGR  +161%  Users  Monthly Unique  PERFORMANCE HIGHLIGHTS  +211%  Parlay Users  Monthly Unique  +608bps  Parlay Mix  of Handle  +430bps  % Hold Rate  September 2024  Year-Over-Year Growth  +151%  GGR  27.5%  21.4%  9.1%  4.8%  Note: All results are preliminary September 2024 vs. September 2023 for our U.S. online sports betting operations.

 OUR PRODUCT HAS IMPROVED DRAMATICALLY…  Refreshed Home Page Parlay Lounge Profit Boosts  Enhanced SGP Offering  and more…  10

 …AND OUR ESPN INTEGRATIONS ARE DEEPENING  ESPN BET is becoming omni- present within the ESPN ecosystem, including Fantasy  Deeper integrations are on the way with Account Linking in Q4  10

 12  STRATEGY HAS BEEN SUCCESSFUL IN ONTARIO…  Double-Digit  1H24 OSB Market Share in Ontario  Note: Reflects GGR market share of online sports betting in Ontario through June 2024.

 13  6.5%  7.6%  7.5%  7.9%  8.4%  9.6%  21%  23%  25%  27%  28%  30%  1H22  Q3 '24  2H22 1H23  % Hold Rate  2H23 1H24  % of Handle  …WITH STRONG RESULTS IN YEAR 3  Parlay + SGP  Sept ‘24  34%  Sept ‘24  11.2%  Revenue  +30% +54%  Gross Profit  +227%  Contribution Profit  Total OSB  Y/Y Growth  (Sep ’24 LTM) (2)  All results are preliminary for Q3 and September 2024.  Y/Y growth metrics are for theScore BET total online gaming, inclusive of online sports betting and iCasino. All results are preliminary for September 2024.  (1)

 14  A PROVEN STRATEGY IN THE UK  Powerful brand and media integrations with Sky Sports helped Sky Bet grow over time into one of the largest operators in the UK  2014  2017  6%  12%  Sky Bet Market Share of Total UK Online Gaming Market  Today >20%  Note: Market share estimates based on publicly available information and internal company estimates.

 15  BRAND STRENGTH IS ALREADY EVIDENT IN YEAR 1  16%  User Share  #3  Sportsbook  The ESPN BET brand is resonating with bettors, with significant upside as monetization continues to improve  Weekly Average Users  Note: The Sensor Tower data shown represents the week beginning September 23, 2024 through September 29, 2024, and is across the top available unified sportsbook & daily fantasy competitor apps including our top six market share competitors in OSB and two of the largest Daily Fantasy Sports apps. Sensor Tower defines Weekly Active User as a user that has one or more sessions within a week. Data is subject to change per Sensor Tower policies.

 16  RECENT NY LAUNCH FURTHER EXPANDS OUR REACH  New York  September 27th Launch  (1) Sept. ’23 to Jan ‘24 average visitors per month across ESPN App, ESPN Fantasy, and ESPN.com in the state of New York.  10m+  New York  (Avg. Monthly Visitors) (1)  Strong To-Date NY Cohort vs. Existing States  +296%  Avg. Daily Handle Per User  +100%  Avg. Deposit Size  is now live in 19 U.S. States  +  in Ontario  46%  of U.S. Population  39%  of Canadian Population

 SPORTS BETTING FUELS OMNI-CHANNEL STRATEGY  Sports Betting  Retail Gaming  iCasino  17

 RETAIL GROWTH PROJECTS ON THE HORIZON  Hollywood Joliet (IL) Relocation Hollywood Aurora (IL) Relocation  Hollywood Columbus (OH) Hotel Tower  M Resort (NV) Hotel Tower  2H25  Ahead of Schedule  17  1H26  1H26  1H26

 2024  LOOKING AHEAD  Peak Interactive Losses  Key Upgrades to Digital Products  Interactive Losses Narrow Toward Breakeven and Balance Sheet De-Levers  Transformational Digital Product / ESPN Integrations + Standalone iCasino Product  Opening of Hollywood Joliet 2H25  Interactive Inflect to Profitability  Remaining Growth Projects Open 1H26  2025  2026  INVEST  17  EXECUTE  ACCELERATE

 RETAIL & OMNI-CHANNEL  21  Todd George, EVP of Operations

 Retail  22

 RETAIL GROWTH STRATEGY  Focus on a growth mindset through strategic partnerships and differentiated offerings  Drive greater loyalty through our PENN Play program and omni-channel offerings  Reinvest in our properties to enhance the guest experience and evolve entertainment offerings  Maintain leading margin profile through new technology and advanced marketing strategies  Create and grow our destination offerings to enhance our omni-channel impact  22

 23  WE ARE TAKING MARKET SHARE  Hollywood Casino  Columbus, OH  Hollywood Casino  Kansas Speedway, KS  Plainridge Park  Plainville, MA  Ameristar Casino  Black Hawk, CO  Hollywood Greektown  Detroit, MI  M Resort  Las Vegas, NV  YTD Market Share Growth in  16 of 24  Regional Markets  Note: Year-to-date market share through August 2024.

 BROADENING OUR REACH VIA PARTNERSHIPS  F&B CONCEPTS  TEAM DEALS  24

 INDUSTRY-LEADING RETAIL MARGINS  Labor Efficiencies  Enhanced Procurement  More efficient communication and promo offers  Change in Revenue Mix to higher tax markets  Increased costs for insurance, utilities, and other  +200 bps  2024E Margins  ~34%  Payroll  Cost of Goods  Marketing  Gaming Tax  G&A  2019 Margins  ~32%  24

 26  A LEADER IN RETAIL SPORTS BETTING  30 Retail Sportsbooks in 13 States  Retail Sports Betting GGR Market Share  26%  Active States  17%  Total U.S. ex-NV  Hollywood Greektown (MI) Hollywood Kansas Speedway (KS) L’Auberge Baton Rouge (LA) Margaritaville Bossier City (LA) Hollywood Columbus (OH) Hollywood Perryville (MD) Hollywood Toledo (OH)  L’Auberge Lake Charles (LA)  Recent Retail Sportsbook Rebrandings  Note: Retail Sports Betting GGR Market Share shown above is for the period 1H24 using publicly reported state and internal company data.

 CASE STUDY: RETAIL SPORTSBOOKS  Ohio  (4 Properties)  GGR Growth  +2.4%  GGR Share Growth  +70 bps  GGR Growth  +4.8%  GGR Share Growth  +106 bps  Kansas  (Kansas Speedway)  27  Note: All GGR dollars growth and GGR share growth are Y/Y changes from state reported data during January-August 2024 vs. January-August 2023.

 CASE STUDY: RETAIL SPORTSBOOKS  GGR Growth  +4.1%  GGR Growth  +6.7%  GGR Share Growth  +49 bps  GGR Share Growth  +69 bps  Colorado  (Black Hawk)  Massachusetts  (Plainridge Park)  27  Note: All GGR dollars growth and GGR share growth are Y/Y changes from state reported data during January-August 2024 vs. January-August 2023.

 GROWTH PROJECTS REMAIN ON-TRACK  Hollywood Aurora (IL)  Hollywood Joliet (IL)  Hollywood Columbus (OH)  M Resort (NV)  Relocation  Relocation  Hotel Tower  Hotel Tower  1H 2026  2H 2025  1H 2026  1H 2026  Ahead of Schedule  29

 HOLLYWOOD CASINO JOLIET  29

 SUPERIOR LOCATION – HOLLYWOOD JOLIET  Hollywood Casino Joliet  Hollywood Casino Joliet is moving to Rock Run Collection, a new mixed-use development to include hotels, retail, food & beverage, and entertainment offerings  The new site is located at the intersection of I-80 & I-55, with 240,000 daily vehicles (vs. only 10,000 at current location)  29

 HOLLYWOOD CASINO AURORA  29

 SUPERIOR LOCATION – HOLLYWOOD AURORA  Hollywood Casino Aurora  Hollywood Aurora is relocating to a prime location in Chicagoland, adjacent to Chicago Premium Outlets  New location at I-88 and Farnsworth interchange: 100,000+ daily vehicles (compared to 8,000 at current location), 8 million annual shoppers  29

 RECENT RELOCATION COMPS ARE ENCOURAGING  July 2024  Y/Y Revenue Growth  +88%  The Queen Casino (Baton Rouge, Louisiana) – Opened August 24, 2023  Note: Data based on publicly reported info.  34  July 2024  Y/Y Revenue Growth  +76%  Treasure Chest (Kenner, Louisiana) – Opened June 6, 2024

 HOTEL EXPANSIONS  Hollywood Casino Columbus (OH)  205 luxury hotel rooms  Creates regional destination at one of PENN’s most successful properties  Bolsters the property’s competitive positioning in the Columbus market  35  M Resort (NV)  2nd tower with 375 luxury rooms, lifting total to 765  Enhanced offerings to solidify the M’s position as a premier resort and destination  Provides much needed capacity to capture strong demand for group business

 TECHNOLOGY DRIVEN EFFICIENCIES  Friction. Lines. Cash. Plastic Cards.  Digital. Experiential. Frictionless.  THE PAST  35  PRESENT & FUTURE

 37  PENNPLAY & PENN WALLET VALUE  Note: The data above is as of August 2024.  (1) Pre vs. post analysis of customers in the 90 days before and after wallet enrollment.  1.3m  App Registrations  367k  Mo. Active Customers  350k  Downloads  4.40  Google  PENN Play App  PENN Wallet  App Store Ratings  4.64  Apple  3X  Customer Value Increase (1)

 BENEFITS OF DIGITAL EXPERIENCES  Driving customer engagement  Delivering margin enhancing efficiencies  Creating a frictionless digital experiences  38

 KEY DIGITAL APPLICATIONS – 3C’s & Beyond  Enhanced digital communications  Real time promotions  More efficient hospitality  Cutting edge cashless capabilities  38

 Omni-Channel  38

 41  ONLINE HAS DRIVEN COMPANY DATABASE GROWTH  0.1  0.3  0.9  1.7  2.1  3.9  2019  2020  2021  2022 Q3 2023 Q3 2024  Total Digital Database (M)  Since ESPN BET Launch  +1.8M Digital Members  +85% Growth  2019  Total: 25M  Digital: NM  Q3 2024  Total: 31M  Digital: 3.9M  67%  of our total database growth since 2019 has come from digital  Note: All Q3 2024 data is preliminary.

 53  August 2019  44  August 2024  Average age of our 12-month active database  92k  < 30 Miles  < 50 Miles  < 100 Miles  < 10 Miles  450k  746k  1.1m  12-month Active Online Customers  Distance from a Retail Property  ONLINE REACH EXPANDS OUR RETAIL FUNNEL  43

 CROSS CHANNEL VALUE CREATION  Play at Retail  Play Online  4x  Increase in customer value when customers play across multiple channels  43

 44  POTENTIAL FOR OMNI-CHANNEL  +10%  +15%  +5%  Increase in Database  % Conversion to Omni-Channel  Incremental Upside from Database Conversion  (1) Estimates are based on penetration of addressable database.  Potential Annual  GGR Lift(1)  $50M+  $100M+  $150M+

 INTERACTIVE  45  Aaron LaBerge, CTO  Jason Birney, Head of Interactive Operations

 46

 Average Monthly Unique Visitors  DIGITAL   113M  FANTASY  13M  Unique Fantasy Football Users  46

 INTERACTIVE STRATEGY  MARKET-LEADING SPORTS MEDIA BRANDS  PROPRIETARY TECHNOLOGY STACK  OMNI-CHANNEL ECOSYSTEM  46

 INTERACTIVE STRATEGY  MARKET-LEADING SPORTS MEDIA BRANDS  46

 INTERACTIVE STRATEGY  PROPRIETARY IN-HOUSE TECHNOLOGY STACK  Promotional Engine  Player Account Management  46  Risk & Trading Platform  In-House Game Studio  Retail Sportsbook Technology

 INTERACTIVE STRATEGY  OMNI-CHANNEL ECOSYSTEM  46

 DIGITAL SUCCESS IN ONTARIO  Online Sports Betting  +29  DOUBLE DIGIT  Market Share  of GGR in 1H24  % Y/Y Growth  in NGR (Sept - YTD)  Online Casino  +32  HIGH-SINGLE DIGIT  Market Share  of GGR in 1H24  % Y/Y Growth  in NGR (Sept - YTD)  60%  Cross-Play  OSB into iCasino  +1,182BPS Y/Y  +227%  Y/Y Growth in Contribution Profit  (Sept - YTD)  52  Note: All performance metrics shown include preliminary estimates for September 2024. 1H24 Market Share estimates are based on iGo publicly available total market results and internal company data.

 ALBERTA OPPORTUNITY  Launch Timing TBD  12  %  OF THE CANADIAN POPULATION  51% of Canadian Population (Ontario + Alberta) Post-Launch  53

 53

 Product Updates  53

 LAUNCH VERSION  OLD  53

 HOME SCREEN  Dark Mode  Improved Navigation  Expanded Promo Carousel  Elevated Offer Discovery  Trending Bets  Layout Optimizations  NEW  53

 Dedicated Experience  Featured Market Popularity Transparency  Shows trending bets  100+ more markets available for Same Game Parlay, including player milestone markets  PARLAY LOUNGE  NEW  53

 “Keep picks in betslip” checkbox that allows users to choose to keep selections after placing a bet  Making it easier to place bets with a large number of selections  BETSLIP  NEW  53

 Result selections that meet specified criteria before the natural milestone of an event or market  Issue winnings to a patron's wallet as soon as possible  Supported scenarios include:  Early payout  Goodwill gestures  Isolated voiding for past posting and venue changes  SETTLED  NEW  53

 Top tier promotional tool that empowers customers to amplify their odds on a bet  Unlocking potential for higher payout  PROFIT BOOSTS  NEW  53

 REFERRAL PROGRAM  NEW  Patrons can share their unique referral codes to earn rewards on top of regular promotional offerings  Drives acquisition and user growth natively, through lower cost channel  Reward amounts are configurable  53

 ESPN Gamecast direct links on My Bets and Event Pages  Watch Options to see what games are available on ESPN networks, with direct links to streams  GAMECAST & WATCH  NEW - ECOSYSTEM INTEGRATIONS  53

 ESPN & FANTASY  Add to Betslip - add market directly to betslip from ESPN or theScore app driving user acquisition and placed bets through tightly integrated experience  ESPN Fantasy Native Activations - Targeted offers based on Fantasy team members and odds link out from  ESPN Fantasy apps  NEW - ECOSYSTEM INTEGRATIONS  53

 MEDIA & PRODUCT PAIRINGS  NEW - ECOSYSTEM INTEGRATIONS  53

 Coming Up Next  53

 SGP OFFERING ENHANCEMENTS  NFL Week 1 2024 - 2025  3x More SGP Markets  Continued improvement through NFL Season  Smart filtering in Parlay Lounge  Player prop discovery  Logos and branding imagery  COMING UP  53

 LAUNCHING BEFORE NBA  53

 ESPN - ESPN BET ACCOUNT LINKING  Betslip and place bets are synced across apps for a seamless contextual user experience  LAUNCHING BEFORE NBA  53

 • Betslip and place bets are synced  across apps for a seamless contextual user experience  LAUNCHING BEFORE NBA  53

 ECOSYSTEM ADVANTAGE  INTEGRATIONS  FANTASY  DIGITAL  TALENT  53

 iCasino  73

 ONLINE CASINO STRATEGY  2  Cross-sell active online sports betting users into iCasino  3 Offer engaging content & user experience  BRANDS  STRATEGY  1 Drive top-of-funnel via media assets and retail database  73

 74  Q3 PERFORMANCE HIGHLIGHTS  +233%  +53%  +63%  +27%  +16%  +15%  MAUs  GGR  NGR  Y/Y Growth  In Year 1 of ESPN BET Launch  In Year 3 of theScore BET Launch  Note: All Q3 2024 data is preliminary.

 75  INTRODUCTION TO PENN GAME STUDIOS  Penn Game Studios is our in-house game design & development studio that creates a variety of original games for both our Hollywood Casino and theScore BET apps in North America  (1) Based on preliminary September 2024 results.  26%  of Total U.S. iCasino Handle(1)  4 of 5  Top iCasino Games

 76  Initial Standalone iCasino App Launch planned for Pennsylvania, with additional jurisdictions to follow  COMING SOON Q1 2025  BRAND EXPANSION  Note: Estimated launch is subject to regulatory approvals.

 FINANCIALS  Felicia Hendrix, CFO  77

# 3Q PRELIMINARY RESULTS

PENN ENTERTAINMENT

## Retail

HOLLYWOOD Casino · L'auberge · M RESORT • SPA • CASINO · AMERISTAR · MARGARITAVILLE RESORT • CASINO

- Expect third quarter 2024 Retail Operations Adjusted EBITDAR to be in the range of $465 million to $475 million
- Unfavorable hold rates within our Northeast segment and volume declines in our South segment associated with severe weather disruptions and hotel remodeling negatively impacted Adjusted EBITDAR by ~$10M
- Consumer remains stable

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## Interactive

ESPN BET · theScore BET SPORTSBOOK & CASINO · HOLLYWOOD Casino

- Raising previous third quarter 2024 Interactive Adjusted EBITDA range to $(100) million to $(90) million, up from our previous guidance of $(135) million to $(115) million
- Better than expected hold driven by a higher parlay mix from our improving product and lower promotional expenses accounted for the upside

Note: Retail Operations Adjusted EBITDAR and Interactive Adjusted EBITDA are the Company's reportable segment GAAP measures. Management utilizes Retail Operations Adjusted EBITDAR as the primary profit measure for its Northeast, South, West, and Midwest segments. Management utilizes Interactive Adjusted EBITDA as the primary profit measure for its Interactive segment. We define Adjusted EBITDA as earnings before interest expense, net; interest income; income taxes; depreciation and amortization; stock-based compensation; debt extinguishment charges; impairment losses; insurance recoveries, net of deductible charges; changes in the estimated fair value of our contingent purchase price obligations; gain or loss on disposal of assets; the difference between budget and actual expense for cash-settled stock-based awards; pre-opening expenses; loss on disposal of a business; non-cash gains/losses associated with REIT transactions; non-cash gains/losses associated with partial and step acquisitions as measured in accordance with ASC 805 "Business Combinations;" and other. We define Adjusted EBITDAR as Adjusted EBITDA (as defined above) plus rent expense associated with triple net operating leases (which is a normal, recurring cash operating expense necessary to operate our business).

78

 OMNI-CHANNEL EXECUTION DRIVES GROWTH  Geographically Diversified  Industry-Leading Tax-Adjusted Margins  Growth Opportunities Within Portfolio  High Growth TAM  Identified Path to Podium Position  Efficient Cost Structure  Medium-Term Inflection to Profit  Omni-Channel Execution Expected to Lead to Above Average Long-Term Company-Wide Growth  Retail  Interactive  79

 Retail  79

 81  LTM 2Q 2024  Northeast  South  Midwest  West  Properties(1)  16  10  9  4  Adj. EBITDAR Mix  41%  24%  25%  10%  Adj. EBITDAR Margin  30%  40%  42%  38%  Tax Adjusted EBITDAR Margin(2)  70%  62%  68%(4)  56%  Blended Tax Rate(3)  40%  22%  26%(4)  18%  Current Projects  Columbus hotel  Margaritaville & Lake Charles hotel room renovations  Aurora & Joliet relocations  M Resort hotel expansion  DIVERSIFIED, GROWTH ORIENTED FOOTPRINT  Note: All percentages above are approximates.  Properties exclude our 3 racing properties in TX, 1 racing property in NJ, 2 OTW facilities in NJ, and 1 OTW facility in FL.  EBITDAR adjusted to add back all gaming and admissions taxes.  Blended tax rate reflects all gaming and admissions taxes as a percentage of revenue by segment.  (4) Midwest tax adjusted EBITDAR margin and blended tax rate exclude all gaming taxes and admissions taxes for our 50% investment in Kansas Entertainment, LLC, which owns Hollywood Casino at Kansas Speedway.

 82  THE BENEFITS OF SCALE  Centralized Procurement  Proactive Utility Management  Shared Services  Regionalized / Local Decision Making & Sharing of Best Practices  Technology: Labor Efficiency & Customer Experience  The benefits of scale and margin-enhancing operating protocols drive our industry leading tax-adjusted EBITDAR margins

# INVESTING IN OUR BUSINESS TO DRIVE FCF

PENN ENTERTAINMENT

| ($ in millions) Sources | | Uses | |
|---|---|---|---|
| GLPI Commitment at 7.75% cap rate | $225 | Relocation of Hollywood Aurora | ~$360 |
| GLPI Commitment at variable cap rate (1) | $350 | Relocation of Hollywood Joliet | ~$185 |
| Funding from the City of Aurora | $50 | Hotel at Hollywood Columbus | ~$100 |
| Minimum expected funding from PENN | ~$225 | 2nd Tower at the M Resort | ~$205 |
| TOTAL | ~$850 | TOTAL | ~$850 |

**$104m**

**Total Spend to-date(2)**

(1) GLPI Commitment is at variable cap rate and may be drawn at our discretion.
(2) Total spend to-date through June 30th, 2024.

83

Interactive  84

 85  COMPONENTS OF OUR INTERACTIVE BUSINESS  OSB & iCasino  (Gaming Segment)  Retail Sports  (Non-Gaming Segment)  Media, Social, Races  (Non-Gaming Segment)  Skins Market Access  (Non-Gaming Segment)  (within ESPN BET & Standalone iCasino coming)  L’Auberge Casino at Baton Rouge (LA)  Hollywood Casino at Greektown (MI)  Plainridge Park Casino (MA)  25%  of Revenues Today  75%  of Revenues Today  Note: Percentage of revenues today excludes skin tax gross-up revenues and is based on our 2024 net revenue forecast as of Q3 2024.

 86  DELIVERING UPON OUR VISION  Our increased parlay mix has directly benefited hold  Total OSB: Parlay Mix (% of Handle)  Total OSB: Hold Rate %  6.7%  9.0%  Q2-Q3 '23  Pre-ESPN BET  Q2-Q3 '24  ESPN BET  22%  27%  Q2-Q3 '23  Pre-ESPN BET  Q2-Q3 '24  ESPN BET  Note: Includes all of North America online sports betting operations.

 87  ONLINE GAMING VARIABLE COST COMPONENTS  Our online gaming variable costs are a function of both volumes and revenues  Data Fees  (% of handle and/or revenues)  League Fees  (% of handle and/or revenues)  Gaming Taxes  (% of revenues)  Third Party  (% of revenues)  Market Access  (% of revenues)  Payment Processing  (# of and % of transactions)  KYC / Geolocation  (# of logins)  Federal Excise Taxes  (% of handle)  Driven by Volumes  Driven by Revenues  Driven by Mix

 88  29%  28%  27%  26%  25%  22%  20%  18%  17%  45%  25%  50%  53%  56%  58%  6% 8% 10%  12%  14%  Total Interactive: Illustrative Variable Costs as a % of Net Revenue  Gaming Taxes All Other Variable Costs Total Variable Costs Gross Margin  HOLD HAS AN OUTSIZED IMPACT ON GROSS MARGIN  U.S. OSB  Hold Rate  Note: Above is an illustrative example for 2026 based on 8% U.S. OSB handle market share and 6.4% U.S. iCasino GGR market share and excludes skin tax gross-up revenues.

 89  Marketing: $150M / year  Warrants: $55M / year (non-cash)  We gain leverage on our fixed costs as we increase our scale  Paid Media: U.S. Gaming  Non-ESPN Programming: U.S. Gaming  theScore BET Marketing  Team Partnerships: U.S. & Canada  Includes all headcount and technology related costs  Paid Media  Non-ESPN Programming  ESPN Programming  ESPN Digital  ESPN Marketing & Warrants  (Fixed)  Off-Channel Marketing  (Discretionary)  Payroll, Technology & Other  (Fixed)  tSB Marketing  Team Partnerships  LEVERAGING OUR FIXED COSTS

 90  SIZING THE OPPORTUNITY - 2026 OUTLOOK  6%  Note: The above includes live PENN OSB and iCasino jurisdictions only (19 U.S. states + Ontario for OSB, 4 U.S. states + Ontario for iCasino) based on Eilers & Krejcik and internal 2026 TAM projections.  7%  8%  9%  10%  4.8% 5.6% 6.4% 7.2% 8.0%  ($ in millions)  Improvements in structural hold have lowered our break-even levels and bolstered our ability to create significant long-term shareholder value  ($42)  $29  $100  $170  $242  $60  $148  $236  $323  $412  $163  $268  $372  $476  $580  ($100)  $0  $100  $200  $300  $400  $500  $600  Illustrative PENN Interactive Adjusted EBITDA  9% U.S. OSB Hold 10.5% U.S. OSB Hold 12% U.S. OSB Hold  U.S. OSB  Handle Share  U.S. iCasino GGR Share

 WELL-POSITIONED FOR THE FUTURE  2Q24  4Q24  2025  2025  2025 /  2026  ~$2b of Liquidity  Expected to Rapidly Delever (by ~1.5x)  Resume Normal Course Capital Allocation  Untapped $750M buyback authorization  Continued delevering  Investing in growth  Access to Liquidity Through GLPI  2026  Return to FCF  Generation  Earliest Maturity (’26 Converts)  91

 CLOSING REMARKS  91  Jay Snowden, CEO

 PEOPLE & COMMUNITIES  2024 Awards and Accolades  Time Magazine’s World’s Best Companies  Newsweek’s Greatest Workplaces for Diversity  Best of the Best 2024 Top Diverse Employers  Top 100 Internship Program  Champion of Board Diversity  $8m  Company-Wide Annual Charitable Contributions  91  9,000  Company-Wide Annual Volunteer Hours

 Q & A  91

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